EXHIBIT 32.2


      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of LeCroy Corporation (the "Company") on Form 10-Q for the quarter ended December 31, 2005 as filed with the Securities and Exchange Commission (the "Report"), I, Sean B. O'Connor, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:


         (1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and result of operations of the Company.



Date: February 8, 2006
                                                  /s/ Sean B. O'Connor
                                                  ---------------------------
                                                  Sean B. O'Connor
                                                  Chief Financial Officer



A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.